Exhibit 10.1

AMENDMENT NO. 4 TO

OPERATING AGREEMENT

                THIS AMENDMENT NO. 4 TO OPERATING AGREEMENT is made and entered into as of August 12, 2008 by and between Daimler Trucks North America LLC, F/K/A Freightliner Corporation and Freightliner LLC (“DTNA”), on the one hand and TA Operating LLC (successor by conversion to TA Operating Corp.) (“TA Operating”),  TA Franchise Systems LLC (successor by conversion to TA Franchise Systems Inc. (“TA Franchise”) and Petro Stopping Centers, L.P. (“Petro”) on the other hand.

RECITALS

                A.            DTNA, TA Operating, and TA Franchise are parties to that certain Operating Agreement dated July 21, 1999, as previously amended by that certain Amendment No. 1 to Operating Agreement dated November 9, 2000, that certain Amendment No. 2 to Operating Agreement dated April 15, 2003, and that certain Amendment No. 3 to Operating Agreement dated July 26, 2006 (all collectively referred to herein as the “Operating Agreement”).

                B.            The parties have agreed to amend the Operating Agreement in accordance with Section 8.5 thereof, as set forth herein.

THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.             All references in the Operating Agreement to “Freightliner” or “Freightliner Corporation” or “Freightliner LLC” are hereby deemed to be to Daimler Trucks North American LLC.  The parties acknowledge and understand that this is a change of name only and has no legal effect on the validity of the contract or otherwise.

                2.             The parties desire to add Petro as a party to the Operating Agreement. Petro has become an affiliate of TA Operating and TA Franchise, and Petro, TA Operating and TA Franchise are all wholly-owned subsidiaries of TravelCenters of America LLC.  All references in the Operating Agreement to “TA Operations” are hereby deemed to refer collectively to TA Operating, TA Franchise and Petro.

3.             The parties agree that, as of the date hereof, Petro shall become a party to the Operating Agreement and the following defined terms in the Operating Agreement shall have the following meaning:

“TravelCenters Locations”, “COCOs” and “FE Locations” shall be deemed to include the stopping center sites with repair facilities which are owned or leased by Petro and operated by Petro or TA under the “Petro” trademark.

4.             Section 6.1 of the Operating Agreement is hereby replaced and amended to read in its entirety:

                                6.1          Term.  This Agreement shall have an initial term of twenty years and thereafter shall be terminable upon six months’ advance notice given by either party to the other.  For purposes of clarification, the initial term shall expire on July 20, 2019.  This Agreement shall also be terminable by either party in accordance with Section 6.2 or by DTNA in accordance with Section 8.4.  Except as otherwise provided in Section 6.2 or Section 8.4, any notice of termination may be given no earlier than the date six months prior to the expiration date of the initial term and the effective date of termination shall be the date six months after the date of the giving of such notice.  Until an effective notice of termination is given by either party and the effective date of the termination is reached, this Agreement shall continue in full force and effect.”

                5.             The parties acknowledge that the Stockholders’ Agreement (as such term is defined in the Operating Agreement) is no longer in effect.

                6.             DTNA acknowledges that TA Operating contemplates merging with Petro (with TA Operating as the surviving entity) and that DTNA’s consent is not required for any such merger.

7.             Except as amended hereby, the Operating Agreement shall remain in full force and effect.

                IN WITNESS WHEREOF, the parties hereto, have caused their duly authorized representative to execute this Amendment No. 4 to Operating Agreement as of the date first hereinabove written.

DAIMLER TRUCKS NORTH AMERICA LLC

By:	/s/ Jack Conlan
Name:	Jack Conlan
Title:	Sr. Vice President

TA OPERATING LLC

By:	/s/ Thomas M. O’Brien
Name:	Thomas M. O’Brien
Title:	President and CEO

TA FRANCHISE SYSTEMS LLC

By:	/s/ Thomas M. O’Brien
Name:	Thomas M. O’Brien
Title:	President and CEO

PETRO STOPPING CENTERS, L.P.

By:	/s/ Thomas M. O’Brien
Name:	Thomas M. O’Brien
Title:	President and CEO